UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2010

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 20, 2010, Duke Realty Corporation (the “General Partner”), the sole general partner of Duke Realty Limited Partnership, issued a press release announcing that it has entered into definitive agreements for $967 million of strategic transactions, consisting of the sale of office assets to an existing joint venture with CB Richard Ellis Realty Trust and the acquisition of a primarily industrial portfolio in South Florida from Premier Commercial Realty. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, the General Partner has prepared a presentation regarding the transactions. A copy of this presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release and presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 20, 2010, issued by Duke Realty Corporation announcing major transactions to advance asset re-positioning strategy (incorporated herein by reference to Exhibit 99.1 to the General Partner’s Current Report on Form 8-K, as filed with the Commission on December 20, 2010, File No. 001-09044).

99.2	Presentation, dated December 20, 2010, prepared by Duke Realty Corporation regarding major transactions to advance asset re-positioning strategy (incorporated herein by reference to Exhibit 99.2 to the General Partner’s Current Report on Form 8-K, as filed with the Commission on December 20, 2010, File No. 001-09044).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP By: Duke Realty Corporation, its sole general partner

	By:	/s/ CHRISTIE B. KELLY
Name: Christie B. Kelly
Title: Executive Vice President and Chief Financial Officer
Date: December 20, 2010

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated December 20, 2010, issued by Duke Realty Corporation announcing major transactions to advance asset re-positioning strategy (incorporated herein by reference to Exhibit 99.1 to the General Partner’s Current Report on Form 8-K, as filed with the Commission on December 20, 2010, File No. 001-09044).

99.2	Presentation, dated December 20, 2010, prepared by Duke Realty Corporation regarding major transactions to advance asset re-positioning strategy (incorporated herein by reference to Exhibit 99.2 to the General Partner’s Current Report on Form 8-K, as filed with the Commission on December 20, 2010, File No. 001-09044).